Exhibit 99.2

UHOS Q4 2013 Earnings Teleconference March 17, 2014

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

2013 Results (Adjusted EBITDA) $30.0 $29.7 2012 2013 $119.6 $122.2 2012 2013 $18.6 $119.6 $140.8 4th Quarter Full Year Recall Gains Strong Q1 Flu season was offset by soft hospital volumes through Q4 Planned investments continue to support growth areas

Year-to-Date Recap Health Care Uncertainty Technology Curve Hospital Volumes 56 32 Full Year 2012 Full Year 2013 New 360 Solution Program Signings Service Experts Solutions Orientation Business Unit Focus Hospital Volumes

UHS Evolution: From Supplemental to 360 Solutions Equipment Specialty beds Therapy surfaces Stretchers High-volume Infusion Pumps Enteral Pump Pain Pump Enclosures Fall Pads Low Beds Alarms Specialty Beds Lasers ESWL Cryo Full Range of Rehab/Clinical Acute Medical Equipment Negative Pressure Wound Therapies Capital Intensity Biomed Surgical Services Falls NPWT Patient Handling Infusion Admission declines / changes in buying behavior impacting revenue Focus is on targeted growth in certain modalities 2012 2013 2014 Supplemental Revenue 2012 2013 2014 360 Revenue 360 Solutions Trusted Advisor: Solutions-driven offer Locked in terms

Experts in Health Care Technology Solutions Continued Investment Focus & Specialization Outlook: Early 2014

Outlook: 2014 and Beyond

Financial Review 4th Quarter 2013

SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Trend Analysis Advances in 360 solutions were offset by declines in Supplemental revenue. Margin rate declines reflect mix shifts towards higher touch 360 Solutions. Medical Equipment Solutions (In millions) 2013 2012 % Chg 2013 2012 % Chg Revenues 70.4 $ 70.7 $ -0.4% 285.5 $ 282.9 $ 0.9% Cash Gross Margin Pre Recall Gains 37.8 39.9 -5.3% 161.4 162.5 -0.7% % of Revenue 53.7% 56.4% 56.5% 57.4% Recall Gains - - - 18.6 Historical Depreciation (18.3) (18.1) (72.4) (70.6) Gross Margin 19.5 $ 21.8 $ -10.6% 89.0 $ 110.5 $ -19.5% % of Revenue 27.7% 30.8% 31.2% 39.1% December YTD 4th Quarter

 SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS HEALTH CARE TECHNOLOGY ADVISORY SOLUTIONS Trend Analysis Revenue growth accelerated in Q4 with advances in 360 Solutions. Margin rate reductions were driven by a higher mix of 360 Programs. Clinical Engineering Solutions (In millions) 2013 2012 % Chg 2013 2012 % Chg Revenues 21.9 $ 19.7 $ 11.2% 86.9 $ 82.2 $ 5.6% Cash Gross Margin 4.4 4.6 -4.3% 19.9 20.5 -2.9% % of Revenue 20.1% 23.4% 22.9% 24.9% Historical Depreciation (0.2) (0.2) (0.8) (0.7) Gross Margin 4.2 $ 4.4 $ -4.5% 19.1 $ 19.8 $ -3.5% % of Revenue 19.2% 22.3% 22.0% 24.1% 4th Quarter December YTD

 * Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Trend Analysis Revenue trend continues to show robust growth. Cash margin rate declines were driven by equipment and geography mix. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS (In millions) 2013 2012 % Chg 2013 2012 % Chg Revenues 14.6 $ 12.5 $ 16.8% 56.1 $ 50.2 $ 11.7% Cash Gross Margin * 6.4 5.6 14.3% 25.2 22.9 10.0% % of Revenue 43.8% 44.8% 44.9% 45.6% Historical Depreciation (1.4) (1.6) (5.1) (5.1) Gross Margin * 5.0 $ 4.0 $ 25.0% 20.1 $ 17.8 $ 10.0% % of Revenue 34.2% 32.0% 33.9% 34.6% 4th Quarter December YTD

* Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Selected Financial Data (In millions) 2013 2012 % Chg 2013 2012 % Chg Consolidated Revenues 106.9 $ 102.9 $ 3.9% 428.4 $ 415.3 $ 3.2% Cash Gross Margin Pre Recall Gains 48.6 50.1 -3.0% 206.5 205.9 0.3% % of Revenues 45.5% 48.7% 48.2% 49.6% Recall Gains - - 0.0% - 18.6 -100.0% Historical Depreciation (19.9) (19.9) (78.3) (76.4) Gross Margin * 28.7 30.2 -5.0% 128.2 148.1 -13.5% % of Revenues 26.8% 29.3% 29.9% 35.7% Cash SG&A 18.4 20.2 -8.9% 86.2 82.9 4.0% % of Revenues 17.2% 19.6% 20.1% 20.0% Non Controlling Interest 0.2 0.2 0.7 0.8 % of Revenues 0.2% 0.2% 0.2% 0.2% Adjusted EBITDA Actual 30.0 $ 29.7 $ 1.0% 119.6 $ 140.8 $ -15.1% 4th Quarter December YTD

Capital Structure / Liquidity Liquidity Remains Strong (In millions) 2013 Credit Facility 235.0 $ Borrowing Base 193.0 Borrowings 37.0 Available Liquidity 156.0 Memo Revolver maturity - July 2017 Original and Add-on Notes maturity - August 2020 Liquidity (In millions) 2013 2012 Floating Rate Notes - $ 230.0 $ Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 - Credit Facility 33.0 28.0 Consolidated Capital Leases 20.1 16.0 Subtotal Debt 698.1 699.0 Add: Accrued Interest 18.9 13.8 Total Debt and Interest 717.0 712.8 Memo Adjusted EBITDA* 119.6 $ 122.2 $ Leverage** 6.0 5.8 *Excludes recall gains of $0.0 and $18.6 for 2013 and 2012. **Excludes unamortized bond premium of $12.7 and $0.0 for 2013 and 2012. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure

2013 2014 Guidance Adjusted EBITDA Guidance: $120 +/- Actual: $119.6 $122 +/- Accrual CAPEX Guidance: $60 +/- Actual: $65 $75 +/- Year-end Leverage Guidance: 6.0x Actual: 6.0x 6.2x +/- (In millions) Street Guidance for 2014

EBITDA Reconciliation: 2013 & 2012 EBITDA Reconciliation: 2004 – 2013 Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin Depreciation and Amortization Reconciliation Other Reconciliations Appendix

EBITDA Reconciliation

UHS Universal | Hospital | Services®

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below.

(In millions)	4th Quarter 2013	4th Quarter 2012	December YTD 2013	December YTD 2012
Net loss attributable to UHS*	$ (10.6)	$ (12.6)	$ (43.0)	$ (35.2)
Interest expense	13.3	12.2	55.0	55.7
Provision (benefit) for income taxes	0.2	0.3	(0.2)	(2.6)
Depreciation and amortization	25.3	24.7	98.8	96.7
EBITDA*	28.2	24.6	110.6	114.6
Management, board & strategic fees	1.3	0.8	5.4	2.6
Loss on extinguishment of debt	-	-	1.9	12.3
Reorganization costs	-	3.5	0.2	7.2
Stock option expense	0.5	0.8	1.5	4.0
Other ASC 805 Impact	-	-	-	0.1
Adjusted EBITDA*	$ 30.0	$ 29.7	$ 119.6	$ 140.8

*Includes recall gains of $0.0 and $0.0 for Q4 2013 and 2012, $0.0 and $18.6 for YTD December 2013 and 2012

* Includes recall gains of $4.4, $15.4 and $18.6 for 2010, 2011, and 2012. ** Excludes recall gains of $4.4, $15.4 and $18.6 for 2010, 2011, and 2012 EBITDA Reconciliation: 2007 – 2013 (In millions) 2007 2008 2009 2010 2011 2012 2013 Net Loss attributable to UHS* (63.6) $ (23.5) $ (18.6) $ (29.1) $ (22.4) $ (35.2) $ (43.0) $ Interest expense 40.2 46.9 46.5 46.5 55.0 55.7 55.0 Provision (benefit) for income taxes (9.7) (15.4) (11.5) 1.7 (8.2) (2.6) (0.2) Depreciation and amortization 71.6 85.8 87.0 91.7 96.5 96.7 98.8 EBITDA* 38.5 97.8 103.5 110.8 120.9 114.6 110.6 Management, board & strategic fees 1.0 1.3 1.3 2.4 7.3 2.6 5.4 Loss on extinguishment of debt 23.4 - - - - 12.3 1.9 Reorganization costs - - - - - 7.2 0.2 Stock option expense 3.7 2.5 1.3 7.3 4.3 4.0 1.5 ASC 805 impact 2.4 2.3 2.0 1.1 0.9 0.1 - Recapitalization, company sale, stock compensation and severance expenses 27.2 - - - - - - Other (0.7) 0.1 - - - - - Adjusted EBITDA* 95.5 $ 104.0 $ 108.1 $ 121.6 $ 133.4 140.8 119.6 Memo Total Revenue 264.0 $ 289.1 $ 297.2 $ 312.1 $ 355.2 $ 415.3 $ 428.4 $ Total Debt & Accrued Int, Less Cash & Investments 501.1 $ 521.7 $ 522.3 $ 528.6 $ 674.8 $ 712.8 $ 717.0 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)** 5.2 5.0 4.8 4.5 5.6 5.8 6.0

Selected Reconciliations (In millions) 2013 2012 2013 2012 Gross Margin ASC 805 Impact Depreciation - Surgical Services 0.2 $ 0.1 $ 1.0 $ 0.4 $ Total Gross Margin ASC 805 Impact 0.2 0.1 1.0 0.4 SG&A per GAAP to Cash SG&A SG&A per GAAP 25.4 30.0 114.7 128.9 Management, Board, & Strategic Fees (1.3) (0.8) (5.4) (2.6) Loss on extinguishment of debt - - (1.9) (12.3) Reorganization costs - (3.5) (0.2) (7.2) Stock Option Expense (0.5) (0.8) (1.5) (4.0) Historical Depreciation & Amortization (1.8) (1.1) (5.7) (4.9) ASC 805 Depreciation & Amortization (3.4) (3.6) (13.8) (15.0) Adjusted Cash SG&A 18.4 $ 20.2 $ 86.2 $ 82.9 $ 4th Quarter December YTD

Depreciation & Amortization Reconciliations (In millions) 2013 2012 2013 2012 Historical Medical Equipment Solutions Depreciation 18.3 $ 18.1 $ 72.4 $ 70.6 $ Total Medical Equipment Solutions Depreciation 18.3 18.1 72.4 70.6 Historical Clinical Engineering Solutions Depreciation 0.2 0.2 0.8 0.7 Total Clinical Engineering Solutions Depreciation 0.2 0.2 0.8 0.7 Historical Surgical Services Depreciation 1.4 1.6 5.1 5.1 ASC 805 Surgical Services Depreciation 0.2 0.1 1.0 0.4 Total Surgical Services Depreciation 1.6 1.7 6.1 5.5 Historical Gross Margin Depreciation 19.9 19.9 78.3 76.4 Gross Margin ASC 805 Depreciation 0.2 0.1 1.0 0.4 Total Gross Margin Depreciation 20.1 20.0 79.3 76.8 Historical Selling, General, and Admin Depreciation 1.8 1.1 5.7 4.9 Total Selling, General, and Admin Depreciation 1.8 1.1 5.7 4.9 Total ASC 805 Selling, General, and Admin Amortization 3.4 3.6 13.8 15.0 Total Depreciation and Amortization 25.3 $ 24.7 $ 98.8 $ 96.7 $ December YTD 4th Quarter

Other Reconciliations (In millions) 2007 2008 2009 2010 2011 2012 2013 Cash used in Investing Activities 418.9 $ 71.4 $ 50.6 $ 74.2 $ 153.2 $ 73.6 $ 56.4 $ - Acquisitions (349.7) - - - (70.0) (14.4) - - / + Other 1.4 - 1.5 3.3 - - - - ME in A/P prior period (7.4) (9.0) (5.7) (4.7) (11.8) (8.8) (5.0) + ME in A/P current period 9.0 5.7 4.7 11.8 8.8 5.0 13.7 Accrual CAPEX 72.2 $ 68.1 $ 51.1 $ 84.6 $ 80.2 $ 55.4 $ 65.1 $ Certain Intellamed Assets (14.6) $ - $ - $ - $ - $ - $ - $ UHS by Parent (335.1) - - - - - - Other Acquisitions - - - - (70.0) (14.4) - Total Acquisitions (349.7) $ - $ - $ - $ (70.0) $ (14.4) $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS